Gaylord Entertainment Company Investor Presentation June 2012 Exhibit 99.1

Gaylord Entertainment Co.
FORWARD LOOKING STATEMENTS AND IMPORTANT DISCLOSURES
This slide presentation contains “forward-looking statements” concerning the Gaylord Entertainment
Company’s (the “Company”) goals, beliefs, expectations, strategies, objectives, plans, future operating results and underlying assumptions, and other statements that are not necessarily based on historical facts. Important factors that could cause actual results to differ materially from those in the forward-
looking statements include, among other things, the following risks and uncertainties: risks and uncertainties associated with economic conditions affecting the hospitality business generally; the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders or the private letter ruling from the IRS; the Company’s expectation to elect and qualify for
REIT status and the timing and effect of that election; the Company’s ability to remain qualified as a
REIT; the form, timing and amount of the special earnings and profits distribution; the Company’s and
Marriott ’s ability to consummate the sale; operating costs and business disruption may be greater than expected; and the Company’s ability to realize cost savings and revenue enhancements from the proposed REIT conversion. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange
Commission (the “SEC”). The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Gaylord Entertainment Co.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
The Company expects to restructure its operations in connection with the proposed REIT conversion and as part of this restructuring it intends to file with the SEC a proxy statement/prospectus and other documents regarding the proposed REIT conversion. STOCKHOLDERS ARE URGED TO READ THE
PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED REIT CONVERSION AND
ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY
BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE
PROPOSED REIT CONVERSION. The final proxy statement/prospectus will be mailed to the
Company’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by going to the
Company’s Investor Relations website page at www.gaylordentertainment.com or by sending a written request to the Company’s Secretary at Gaylord Entertainment Company, One Gaylord Drive, Nashville,
Tennessee 37214, or by calling the Secretary at (615) 316-6000.

Gaylord Entertainment Co.
INTERESTS OF PARTICIPANTS
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed REIT conversion. Information regarding the Company’s directors and executive officers is set forth in the
Company’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on
Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 3,
2012 and February 24, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed REIT conversion will be contained in the proxy statement/prospectus to be filed by the Company with the SEC when it becomes available.

Gaylord Entertainment Co.
SITUATION OVERVIEW

Gaylord Entertainment (“Gaylord” or the “Company”) is a hospitality lodging company with a unique focus on the large group meetings/convention sector
On May 31, Gaylord announced its plans to sell the management company and brand for its hotel business for $210 million to Marriott International ("Marriott") and subsequently reorganize as a REIT
Gaylord will be the only publicly traded REIT focused on group-oriented destination hotel assets located in urban and resort markets
Conversion to a tax-efficient REIT structure will allow Gaylord to more effectively allocate capital and grow its asset base
Working with Marriott, a world-class lodging operator, will deliver significant revenue and cost synergies through new customer flows and economies of scale, an expansive frequent traveler program and a leading capability in managing group business

Gaylord Entertainment Co.
REIT CONVERSION TIMELINE

Gaylord intends to declare REIT status effective January 1, 2013
May 31
Announcement
of sale of
management
contracts to
Marriott
International
June
File proxy
statement /
prospectus
with the SEC
August
Shareholder
vote to
approve
transaction
October
Marriott to
commence
management
of hotel assets
November
Ex-dividend
date for
earnings and
profits purge
January
Conversion
from C-
corporation to
REIT
November
2011
Board initiated
review of
strategic
alternatives
Gaylord Entertainment Co.

INVESTMENT HIGHLIGHTS
High quality
purpose-built
assets
Unique business
model
Improving lodging
fundamentals
Solid organic and
external growth
strategy
Flexible capital
structure
Significant
synergies from
partnership with
Marriott
New Co REIT

Gaylord Entertainment Co.

Gaylord Entertainment Co.
Taxable REIT subsidiary
Ryman Auditorium
Grand Ole Opry
General Jackson
Wildhorse Saloon
Gaylord Springs Golf Course
8
RADISSON
NASHVILLE
Gaylord Entertainment Co.
303 rooms
(to be managed
by
independent-3
Party Operator)
Gaylord
a Delaware REIT
G A Y L O R D
O P R Y L A N D
G A Y L O R D
P A L M S
G A Y L O R D
T E X A N
G A Y L O R D
N A T I O N A L
Year Completed 1977 2002 2004 2008
Location Nashville, TN Kissimmee, FL Dallas, TX Washington, D.C.
Rooms 2,882 1,406 1,511 1,996
Meeting Space 640,000 sq ft 400,000 sq ft 400,000 sq ft 470,000 sq ft
Atriums 9 acres 4 acres 4 acres 2 acres
F&B Outlets 17 9 11 10
Retail Outlets 25 9 7 5
rd
OVERVIEW  OF
CURRENT
ASSETS

Gaylord Entertainment Co. 9 Gaylord Entertainment Co. EXTENSIVE MEETING SPACE AND ELEGANTT BANQUETING OFFERINGS

Gaylord Entertainment Co. TASTEFULLY DECORATED ROOMS PROVIDE WARMTH AND COMFORT 10

Gaylord Entertainment Co. ENTERTAINING ENVIRONMENTS FOR MEETING AND NETWORKING 11

Gaylord Entertainment Co.
BEST-IN-CLASS LODGING REIT

Total RevPAR
2
Second highest Total RevPAR in the sector, reflecting ability to capture a greater share of guest spending
$305
ADR
4
ADR is reflective of high quality assets and will further benefit from the addition of Marriott as an operator
$167
EBITDA /
Available Rooms
3
Highest EBITDA/available room relative to other lodging REITs $25,374
Debt /
EBITDA
5
Well capitalized with a strong balance sheet and lower leverage than the majority of lodging REITs
4.5x
Interest
Coverage
6
Among the strongest interest coverage relative to other lodging REITs 6.0x
Rooms
Considerable number of rooms places the Company in the middle one-third of the comparable set as measured by total number of guest rooms
1
8,098
Note: Lodging REITs include HST, HPT, AHT, RLJ, FCH, SHO, DRH, LHO, HT, INN, BEE, PEB, CHSP and CLDT.
Room count includes pro rata share of consolidated and unconsolidated rooms.
Based on 2011 total revenue and 2011 estimated available rooms derived from Company reported RevPAR.
Based on 2011 estimated available rooms derived from Company reported RevPAR and 2011 EBITDA.
For full year period ending 2011.
Based on debt as of Q1 2012 and 2012E EBITDA. Gaylord 2012E EBITDA per high end of consolidated EBITDA guidance and excludes one-time transactions costs and synergies.
Based on LTM EBITDA and LTM net cash interest expense as of Q1 2012.
Sources: Company projections, Company filings, Wall Street Research and Capital IQ
1
2
3
4
5
6

Gaylord Entertainment Co.
Gaylord's track record as an owner and operator of group-focused convention hotels will provide the
REIT with unique asset management capabilities
13
Deep insights and knowledge
of meeting planner
preferences
Understanding of preferred
group destinations based on
extensive research and
experience
Strengths and weaknesses
of operators at specific
markets and properties
Superior ability to underwrite
asset performance and
allocate capital
THE GAYLORD ADVANTAGE

Gaylord Entertainment Co.

Significant brand and
marketing scale
Preferred operator by
meeting planners
Marriott Rewards
program
Ability to drive visitation
Dominant large group distribution with 66 convention hotels managed worldwide
Network hotels command 112% RevPAR index premium over competitive set
#1 ranked preferred brand for booking large meetings requiring 200 – 2,000 rooms
#1 ranked operator for satisfying all large meeting needs
38 million members worldwide
11.2 million members reside within 300 miles of a Gaylord hotel
2,960 sales associates across eight U.S. markets
Sources: Marriott International presentation, Company projections, and Company research
Significant recurring cost
savings
$19-$24 million gross property level cost and procurement reductions anticipated annually (net of management fees)
WHY MARRIOTT?

Gaylord Entertainment Co.

Unique revenue mix and
visibility
1
Assets custom built to serve meeting planners, resulting in a unique customer mix that provides unmatched visibility and protection
78% group and 22% transient customers
Average group booking window of over 2 ½ years
Significant non-room
revenue
2
"All under one roof” offerings capture a greater share of meeting attendee spending
Approximately 60% of our revenue reflects “outside the room” spend
Contractual model
Contractual model and group focus worked as designed and delivered high margin revenue that partially offset declines in RevPAR during the recession
Attrition and cancellation fee collections peaked in 2009 and have steadily decreased as the market continues to recover
1 Group business mix data represents occupied rooms for Gaylord Hotels based on full year 2011; booking window per historical averages.
2 Revenue profile numbers are based on full year 2011 for all hotels (includes Opryland, Palms, Texan, National and Radisson).
Source: Company research, Company presentation
Approximately 70% of outside the room spend is related to food and beverage offerings
UNIQUE BUSINESS MODEL
The addition of Marriott will further improve the quality of the group business mix

Gaylord Entertainment Co.
Contractual nature of advance group bookings provides a measure of top-line protection during periods of economic volatility – as a result, Gaylord’s group-focused model outperformed during the downturn
Additional upside exists beyond prior peak as Gaylord National continues to ramp up and as a result of recent investments in leisure offerings
16
Note: Adjusted Gaylord Hotels includes Palms, Texan, National and Radisson. Upper Upscale segment numbers per Smith Travel Research.
Relative RevPAR Performance
Base Year = 2008
82.4
87.6
93.3
93.1
96.8
99.6
70
75
80
85
90
95
100
2008 2009 2010 2011
Upper Upscale Adjusted Gaylord Hotels
UNIQUE
MODEL
OUTPERFORMED
DURING
THE
RECESSION

GROUP SEGMENT IS POSITIONED FOR RECOVERY
Lodging fundamentals suffered more
severe declines during the downturn vs.
other sectors
–
Expected to recover at a stronger rate
over the next few years
Group ADR has lagged the transient
ADR recovery and presents a greater
opportunity for upside at this point in the
cycle
Occupancy is expected to return to peak
2007 levels in 2012 giving operators
pricing power to drive rate growth
Rate growth is expected to drive strong
RevPAR gains until supply growth
accelerates in 2015
17
Group ADR vs. Transient ADR
(Year-Over-Year Growth)
Source: Smith Travel Research; reflects Upper Upscale segment across all U.S. markets
Gaylord Entertainment Co.

Gaylord Entertainment Co.
Pursue “low-hanging-fruit” growth opportunities which include expansion opportunities at existing assets
Recent capital investments present a high-return, compelling opportunity for organic growth
Marriott synergies provide an opportunity to further enhance the returns on these investments
The pipeline of potential investment opportunities is robust and attractive
SIGNIFICANT ORGANIC GROWTH OPPORTUNITIES
18
~$25 million
Investment at Gaylord Palms
for a Sports Bar & 2 Pools
$13 million
Resort pool at Gaylord Texan
Recent Investments Robust Pipeline
Texan room expansion
Opryland room expansion
Palms room expansion
Dollywood joint venture
(adjacent to Opryland)
Resort pool at National

Gaylord Entertainment Co.
VALUE ENHANCING ACQUISITIONS
We intend to broaden the geographic diversity of our portfolio through acquisitions
Acquisition opportunities will be pursued only if our cost of capital is competitive and accretive to shareholders
–
The REIT will seek to purchase below replacement cost and apply its group expertise in yielding attractive returns on group-oriented, resort assets
The following parameters will be used to target acquisition opportunities:
–
Group-oriented large hotels and “overflow” hotels with existing or potential leisure appeal
•
Upper-Upscale assets with over 400 hotel rooms in top group destination markets
•
Highly accessible assets located in urban and resort markets
•
Possess or are located near convention centers
–
Present a repositioning opportunity and/or would significantly benefit from capital investment in additional rooms or meeting space
Existing property brand flag will no longer be a constraint to acquisitive growth

ESTIMATED REIT VALUE CREATION – THREE COMPONENTS

In addition to the cost savings highlighted above, Gaylord expects revenue synergies from a combination of:
o
Marriott’s strong relationships with meeting planners and group customers
o
Access to Marriott Rewards program members
Gaylord Entertainment Co.
1 Represents taxes associated with up-front payment net of the Company’s remaining Net Operating Losses (NOLs).
2 Based on estimated earnings and profits purge $415 - $450 million resulting from REIT conversion, with 20% being funded with cash and 80% funded with stock.
3 Property level cost savings include estimated cost and procurement synergies; savings shown are net of management fees.
4 Corporate savings shown are net of management fees.

BALANCE SHEET AND LIQUIDITY
Company has no maturities until the third quarter of 2014 and has ample liquidity
Gaylord has less leverage than the majority of lodging REITs (4.5x vs. lodging REIT average 5.4x)
Gaylord will have adequate interest coverage relative to other lodging REITs (6.0x vs. lodging REIT average 3.4x)
21
B3/B+
Corporate Family Rating
Caa2/B
Senior Unsecured Rating
$340 million
Revolver capacity
Debt Maturity Schedule
US$ in millions
1 Based on debt as of Q1 2012 and 2012E EBITDA per high end of Gaylord Entertainment consolidated EBITDA guidance.
2 Based on LTM EBITDA and LTM net cash interest expense as of Q1 2012.
3 Subject to compliance with terms of Notes indentures for 6.75% Unsecured Notes.
4 Source: Company filings
As of
March 31, 2012
1
2
Gaylord Entertainment Co.
3
$400.0
$185.0
$360.0
$152.2
2012 2013 2014 2015 2016 2017
Term Loan (L+225) Revolver (L+225)
3.75% Convertible Notes 6.75% Unsecured Notes

Gaylord Entertainment Co.
REIT – DIVIDEND POLICY

On January 1, 2013, Gaylord Entertainment will declare its status as a Real Estate
Investment Trust
–
As required by the IRS, the REIT will distribute at least 90% of its taxable income to shareholders through an annual dividend
–
Distributions greater than 90% of taxable income will be at the discretion of the REIT’s Board of
Directors and will be based on the level of cash flow generated and the liquidity needs of the business

INVESTMENT HIGHLIGHTS

New Co REIT
Flexible capital
structure
High quality
purpose-built
assets
Significant
synergies from
partnership with
Marriott
Improving lodging
fundamentals
Solid organic and
external growth
strategy
Gaylord Entertainment Co.
Unique business
model

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

Gaylord Entertainment Co.

Reconciliation of Non-GAAP Financial Metrics
RECONCILIATION OF NON-GAAP FINANCIAL METRICS
Source: Company filings
$ in thousands
Full Year TTM
Gaylord Entertainment Company 2011 as of 3/31/12
Net income (loss) $10,177 $18,162
(Income) loss from discontinued operations, net of taxes (109) (126)
Provision (benefit) for income taxes 7,420 12,856
Other (gains) and losses, net 916 725
Income from unconsolidated companies (1,086) (913)
Interest expense, net 62,213 55,785
Operating income (loss) $79,531 $86,489
Depreciation & amortization 125,289 128,666
EBITDA $204,820 $215,155
Full Year
Gaylord Entertainment Company 2012 Guidance
Estimated operating income (loss) $118,450
Estimated depreciation & amortization 122,400
Estimated EBITDA $240,850
Note: Full Year 2012 Guidance shown is the high end of the range.